      PURCHASE  AGREEMENT  dated  as  of  May  1,  2004,  between  CATERPILLAR
FINANCIAL  SERVICES  CORPORATION,  a  Delaware  corporation,  and  CATERPILLAR
FINANCIAL FUNDING CORPORATION, a Nevada corporation.

      WHEREAS  in  the  regular  course  of  its  business,   the  Seller  (as
hereinafter  defined) has originated or purchased  certain  fixed-rate  retail installment  sale  contracts  and finance lease  contracts  secured by new and used machinery and equipment; and

      WHEREAS the Seller and the  Purchaser (as  hereinafter  defined) wish to set  forth  the  terms  pursuant  to which  the  Receivables  (as  hereinafter defined)  are to be sold by the  Seller to the  Purchaser,  which  Receivables will be  transferred  by the  Purchaser,  pursuant  to the Sale and  Servicing
Agreement (as  hereinafter  defined),  to  Caterpillar  Financial  Asset Trust
2004-A (the  "Trust"),  and the Trust will issue an Asset  Backed  Certificate
(the "Certificate"), which will represent an undivided interest in the Trust.

      NOW,  THEREFORE,  in  consideration  of the  foregoing,  other  good and valuable  consideration  and the mutual terms and covenants  contained herein, the parties hereto agree as follows:

                                  ARTICLE I

                             CERTAIN DEFINITIONS

SECTION 1.01.     Definitions.  Except  as  otherwise  specified  herein or as the context may otherwise  require,  the following  terms have the  respective meanings set forth below for all purposes of this Agreement.

      "Affiliate"  means,  with  respect to any  specified  Person,  any other
Person  controlling  or  controlled  by or  under  common  control  with  such specified Person.  For the purposes of this definition,  "control",  when used with  respect  to  any  specified  Person,  means  the  power  to  direct  the management and policies of such Person,  directly or  indirectly,  by contract or otherwise;  and the terms "controlled by,"  "controlling" and "under common control with" have meanings correlative to the foregoing.

      "Agreement"  shall  mean  this  Purchase  Agreement,  as the same may be amended, modified or supplemented from time to time.

      "Assignment"  shall mean the document of assignment,  a form of which is attached to this Agreement as Exhibit A.

      "Basic  Documents"  shall  have  the  meaning  given  such  term  in the
Indenture.

      "Certificate"  shall  have the  meaning  given  such  term in the  Trust
Agreement.

      "Closing Date" shall mean May 25, 2004.

      "Contract"  shall  have  the  meaning  given  such  term in the Sale and
Servicing Agreement.

      "Custodian" shall mean U.S. Bank National  Association,  in its capacity as custodian under the Custodial Agreement.

      "Custodial  Agreement"  shall mean the Custodial  Agreement  dated as of
May 1,  2004,  among the  Seller,  the  Purchaser,  the  Trust  and U.S.  Bank
National Association.

      "Indenture"  shall mean the  Indenture  dated as of May 1, 2004  between the Trust and U.S. Bank National  Association,  as indenture  trustee,  as the same may be amended, modified or supplemented from time to time.

      "Notes" shall mean the Class A-1 1.37040% Asset Backed Notes,  the Class
A-2 2.18% Asset Backed  Notes,  the Class A-3 3.13% Asset Backed Notes and the
Class B 3.71% Asset Backed Notes issued pursuant to the Indenture.

      "Person" means any individual,  corporation,  estate, partnership, joint venture,  association,  joint stock company, trust, limited liability company,
unincorporated   organization   or  government  or  any  agency  or  political
subdivision thereof.

      "Prospectus"  shall  mean  the  Prospectus  (which  consists  of a  base prospectus  dated  May 19,  2003,  and a prospectus  supplement  dated May 18,
2004) pursuant to which the Notes were offered.

      "Purchaser"  shall mean Caterpillar  Financial  Funding  Corporation,  a
Nevada corporation, its successors and assigns.

      "Receivable"  shall  have the  meaning  given  such term in the Sale and
Servicing Agreement.

      "Repurchase Event" shall have the meaning specified in Section 6.02(a).

      "Sale  and  Servicing  Agreement"  shall  mean the  Sale  and  Servicing
Agreement  dated as of May 1, 2004,  among the Trust,  the  Purchaser  (in its capacity  as seller  thereunder)  and the Seller (in its  capacity as Servicer thereunder),  as the same may be amended,  modified or supplemented  from time to time.

      "Schedule of  Receivables"  shall mean the list of  Receivables  annexed hereto as Schedule A (which may be in the form of microfiche).

      "Seller"  shall  mean  Caterpillar  Financial  Services  Corporation,  a
Delaware corporation, its successors and assigns.

      "Trust"  shall mean the  Caterpillar  Financial  Asset Trust  2004-A,  a
Delaware statutory trust.

      "Trust  Agreement"  shall mean the Amended and Restated Trust  Agreement dated as of May 25, 2004,  between the Purchaser and Chase Manhattan Bank USA,
National Association,  as owner trustee, as the same may be amended,  modified or supplemented from time to time.

      "UCC"  means,  unless  the  context  otherwise  requires,   the  Uniform
Commercial  Code, as in effect in the relevant  jurisdiction,  as amended from time to time.

SECTION 1.02.     Other  Definitional  Provisions.  (a) Capitalized terms used herein and not  otherwise  defined have the  meanings  assigned to them in the
Sale and Servicing Agreement or, if not defined therein, in the Indenture,  or if not defined therein, in the Trust Agreement.

(b)               All terms defined in this Agreement  shall have the meanings contained  herein when used in any document  made or delivered  pursuant hereto unless otherwise defined therein.

(c)               As  used  in  this  Agreement  and in any  document  made or delivered  pursuant hereto or thereto,  accounting  terms not defined in this  Agreement  or in any such other  document,  and  accounting  terms partly  defined in this  Agreement or in any such other  document to the extent not defined,  shall have the  respective  meanings  given to them under generally accepted accounting  principles.  To the extent that the definitions  of accounting  terms in this Agreement or in any such other document  are  inconsistent  with  the  meanings  of  such  terms  under generally accepted accounting  principles,  the definitions contained in this Agreement or in any such other document shall control.

(d)               The  words  "hereof,"  "herein,"  "hereunder,"  and words of similar  import  when  used  in  this  Agreement  shall  refer  to  this
      Agreement  as a  whole  and  not to any  particular  provision  of  this
      Agreement;  Section and Exhibit  references  contained in this Agreement are references to Sections and Exhibits in or to this  Agreement  unless otherwise  specified;  and the term  "including"  shall mean  "including without limitation."

(e)               The  definitions  contained in this Agreement are applicable to the  singular  as well as the  plural  forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                  ARTICLE II

                          CONVEYANCE OF RECEIVABLES

SECTION 2.01.     Conveyance of Receivables.  In  consideration of the sale on the Closing Date of $660,300,220 in Contract  Balance of Receivables as of the
Cut-off Date,  the  Purchaser  shall  (i) deliver  to or upon the order of the
Seller an  amount  equal to  $639,429,079  in cash and  (ii) accept  a capital contribution  from the Seller  equal to  $20,871,141.  The Seller  does hereby sell,  transfer,  assign,  set over and  otherwise  convey  to the  Purchaser, without recourse  (subject to the obligations  herein),  all right,  title and interest in and to the following, whether now owned or hereafter acquired:

(a)               all right,  title and interest of the Seller,  in and to the
      Receivables,  and all moneys (including accrued interest) due thereunder on and after the Cut-off Date;

(b)               the  interests  of the Seller in the  security  interests in
      the  Transaction   Equipment   granted  by  Obligors   pursuant  to  the
      Receivables  and any other  interest  of the Seller in such  Transaction
      Equipment;

(c)               the interest  and rights of the Seller in any proceeds  with respect to the Receivables  from claims on any physical  damage,  credit life or disability  insurance  policies covering  Financed  Equipment or
      Obligors, as the case may be;

(d)               the  interest of the Seller in any  proceeds of  repossessed or returned Transaction Equipment;

(e)               the interest of the Seller in any proceeds  from recourse to or other payments by Dealers on Receivables; and

(f)               the proceeds of any and all of the foregoing.

      It is the express  intent of the parties  hereto that the  conveyance of the  Receivables  by the Seller to the Purchaser as provided in this Agreement be,  and be  construed  as, a sale of the  Receivables  by the  Seller  to the
Purchaser.  It is,  further,  not  the  intention  of the  parties  that  such conveyance  be  deemed  a  pledge  of the  Receivables  by the  Seller  to the
Purchaser  to secure a debt or other  obligation  of the Seller.  However,  in the event,  notwithstanding  the intent of the parties,  the  Receivables  are held to be  property of the Seller,  or if for any reason  this  Agreement  is held or  deemed  to  create  a  security  interest  in the  Receivables  then,
(a) this  Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC; and (b) the  conveyance  provided for in this
Agreement  shall be a grant  by the  Seller  to the  Purchaser  of a  security interest in and to all of the Seller's  right,  title,  and interest,  whether now owned or hereafter  acquired,  in and to the property described in clauses
(a)  through  (f)  above,  in order to secure  the  obligations  of the Seller hereunder.  The  possession  by the  Custodian  of  the  Contracts  and  other property  shall be deemed to be  possession by the secured party or possession by a purchaser for purposes of perfecting  the security  interest  pursuant to the UCC  (including,  without  limitation,  Sections 9-313 and 9-314 thereof).
Notifications to persons holding such property, and acknowledgments,  receipts or  confirmations  from persons  holding such property,  shall be deemed to be
notifications  to,  or   acknowledgments,   receipts  or  confirmations  from,
securities  intermediaries,  bailees or agents of, or persons holding for, the
Purchaser or its assignee (as  applicable)  for the purpose of perfecting such
security   interest  under  applicable  law.  In  connection   herewith,   the
Purchaser  (or its  assignee)  shall have all of the rights and  remedies of a secured party and creditor under the UCC.

      Any  assignment  of the  interest  of the  Purchaser  pursuant  to  this
Section  2.01 shall also be an  assignment  of the security  interest  created hereby.  The Seller and the Purchaser  shall,  to the extent  consistent  with this Agreement,  take such actions as may be necessary to ensure that, if this
Agreement  creates a security  interest  in or lien on the  Receivables,  such security  interest or lien would be a perfected  security  interest or lien of first priority under  applicable law and will be maintained as such throughout the term of the Agreement.

SECTION 2.02.     Ownership and Custody of Receivables Files.

(a)               Upon the  acceptance  by the  Seller of the amount set forth in  Section 2.01,  the ownership of each  Receivable and the contents of the related Receivables File shall be vested in the Purchaser.

(b)               In connection with the sale of the Receivables,  pursuant to
      Section 2.01,  within thirty (30) days of the Closing  Date,  the Seller shall  deliver each  Receivable  File to the  Custodian on behalf of the
      Purchaser.

SECTION 2.03.     Books and Records.

      The  transfer of each  Receivable  shall be  reflected  on the  Seller's balance  sheets and other  financial  statements  prepared in accordance  with generally accepted accounting  principles as a sale of assets by the Seller to the Purchaser.  The Seller shall be  responsible  for  maintaining,  and shall maintain, a complete and accurate set of accounts,  records and computer files for each Receivable  which shall be clearly marked to reflect the ownership of each Receivable by the Purchaser.

SECTION 2.04.     Custody  of  Receivable  Files.  Pursuant  to the  Custodial
Agreement  the  Purchaser  has  appointed  the  Custodian,  and the  Custodian accepted such appointment, to act as custodian of the Receivables Files.

SECTION 2.05.     Certifications by the Servicer and the Custodian.

(a)               In  accordance  with the  terms  of the  Sale and  Servicing
      Agreement,  the Servicer  will review the  Receivable  Files and deliver the certification  required by Section 3.05(a) of the Sale and Servicing
      Agreement.

(b)               In  accordance  with the terms of the  Custodial  Agreement, the Custodian will review each of the  Receivable  Files and deliver the certifications  or notices  required by to  Sections  3.1 and 4.1 of the
      Custodial   Agreement.   It  is   understood   that  the  scope  of  the
      Custodian's  review  of  the  Receivable  Files  is  limited  solely  to confirming  that  it has  received  each  Receivable  File.  The  Seller agrees  to use  reasonable  efforts  to  cause  to be  delivered  to the
      Custodian any Receivable  File that the Custodian  determines is missing
      and  to  cause  to  be   remedied  a  material   defect  in  a  document
      constituting  part of a Receivables  File. If,  however,  within 60 days after it has  delivered  the  Receivable  Files to the Custodian (A) the
      Seller has not caused such missing  Receivable File to be delivered,  or
      (B) the Seller has not caused to be  remedied  any defect  described  in the  certification it is required to deliver pursuant to Section 3.05(a)
      of the Sale and  Servicing  Agreement,  and such defect  materially  and
      adversely   affects  the  interest  of  the  Purchaser  in  the  related
      Receivable,  the Seller shall remit the Purchase  Amount with respect to such  Receivable to the  Purchaser.  The sole remedy of the Issuer,  the
      Owner  Trustee,   the  Indenture   Trustee,   the   Noteholders  or  the
      Certificateholder  with  respect  to a breach  shall be to  require  the
      Seller to repurchase  Receivables  pursuant to this Section,  subject to the conditions  contained  herein.  The Owner Trustee shall have no duty to conduct any  affirmative  investigation  as to the  occurrence of any condition  requiring the repurchase of any  Receivable  pursuant to this
      Section.

SECTION 2.06.     The Closing.

      The conveyance of the Receivables  shall take place on the Closing Date, simultaneously  with the closing of the transactions  contemplated by the Sale and Servicing Agreement,  the underwriting agreements related to the Notes and the other Basic Documents.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

SECTION 3.01.     Representations  and Warranties of Purchaser.  The Purchaser
hereby  represents  and warrants to the Seller as of the date hereof and as of the Closing Date:

(a)               Organization  and  Good  Standing.  The  Purchaser  is  duly organized,  validly  existing  in good  standing  under  the laws of the
      State of Nevada,  and has the power and authority to own its  properties and to conduct the  business in which it is currently  engaged,  and had at all relevant times, and has, the power,  authority and legal right to acquire and own the Receivables.

(b)               Due  Qualification.  The  Purchaser is duly  qualified to do business as a foreign  corporation  in good  standing,  and has obtained all necessary licenses and approvals,  in all jurisdictions in which the ownership  or lease of  property or the  conduct of its  business  shall require such qualifications.

(c)               Power  and  Authority.  The  Purchaser  has  the  power  and authority  to execute and deliver  this  Agreement  and to carry out its terms and the execution,  delivery and performance of this Agreement has been duly authorized by the Purchaser by all necessary corporate action.

(d)               No  Violation.   The   consummation   of  the   transactions
      contemplated  by this Agreement and the  fulfillment of the terms hereof do not  conflict  with,  result  in any  breach  of any of the terms and provisions of, nor constitute  (with or without notice or lapse of time)
      a default  under,  the  certificate of  incorporation  or by-laws of the
      Purchaser, or any indenture,  agreement or other instrument to which the
      Purchaser  is a  party  or by  which  it is  bound;  nor  result  in the creation or imposition of any Lien upon any of its  properties  pursuant to the  terms  of any such  indenture,  agreement  or  other  instrument
      (other than the Sale and  Servicing  Agreement and the  Indenture);  nor
      violate  any  law or,  to the  best of the  Purchaser's  knowledge,  any order,  rule or  regulation  applicable  to the  Purchaser of any court, federal  or  state  regulatory  body,  administrative  agency  or  other governmental  instrumentality  having jurisdiction over the Purchaser or its properties.

(e)               No Proceedings.  There are no proceedings or  investigations pending or, to the Purchaser's  best knowledge,  threatened,  before any court, federal or state regulatory body,  administrative agency or other governmental  instrumentality  having jurisdiction over the Purchaser or its  properties  which  (i) assert  the  invalidity  of this  Agreement,
      (ii) seek  to  prevent  the  consummation  of any  of  the  transactions contemplated  by this  Agreement  or  (iii) seek  any  determination  or ruling that might  materially  and adversely  affect the  performance by
      the   Purchaser   of  its   obligations   under,   or  the  validity  or
      enforceability of, this Agreement.

SECTION 3.02.     Representations  and  Warranties of Seller.  (a) The  Seller
hereby  represents  and warrants to the Purchaser of the date hereof and as of the Closing Date:

(i)   Organization  and Good Standing.  The Seller is duly organized,  validly existing  in  good  standing  under  the  laws  of  the  State  of
            Delaware,  and has the power and  authority to own its  properties and to conduct the business in which it is currently engaged,  and had at all  relevant  times,  and has,  the power,  authority  and legal right to acquire and own the Receivables.

(ii)  Due  Qualification.  The Seller is duly  qualified  to do  business as a foreign  corporation  in  good  standing,  and  has  obtained  all necessary  licenses and approvals,  in all  jurisdictions in which the  ownership or lease of property or the conduct of its business shall require such qualifications.

(iii) Power and  Authority.  The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms;  the Seller has full power and  authority to sell and assign the property sold and assigned to the Purchaser  hereby and has duly authorized such sale and  assignment to the  Purchaser by all necessary  corporate action;  and  the  execution,  delivery  and  performance  of this
            Agreement has been duly  authorized by the Seller by all necessary corporate action.

(iv)  No Violation.  The  consummation  of the  transactions  contemplated  by this  Agreement and the  fulfillment  of the terms hereof  neither conflict  with,  result  in any  breach  of any of the  terms  and provisions of, nor constitute  (with or without notice or lapse of time)  a  default  under,  the  certificate  of  incorporation  or by-laws  of the  Seller,  or any  indenture,  agreement  or  other instrument  to  which  the  Seller  is a party  or by  which it is bound;  nor result in the creation or  imposition of any Lien upon
            any  of  its  properties   pursuant  to  the  terms  of  any  such
            indenture,   agreement  or  other  instrument   (other  than  this
            Agreement);  nor violate  any law or, to the best of the  Seller's knowledge,  any order, rule or regulation applicable to the Seller of any court,  federal or state  regulatory  body,  administrative agency or other governmental  instrumentality  having jurisdiction over the Seller or its properties.

(v)   No  Proceedings.  There are no  proceedings or  investigations  pending, or, to the best of  Seller's  knowledge,  threatened,  before  any court, federal or state regulatory body,  administrative agency or other governmental  instrumentality  having  jurisdiction over the
            Seller or its properties  which  (A) assert the invalidity of this
            Agreement,  (B) seek  to prevent  the  consummation  of any of the transactions  contemplated  by this  Agreement,  or  (C) seek  any determination  or  ruling  that  might  materially  and  adversely affect the performance by the Seller of its obligations  under, or the validity or enforceability of, this Agreement.

(vi)  No Consents Required. All approvals,  authorizations,  consents,  orders or other  actions of any Person or of any  Governmental  Authority required in  connection  with the  execution  and  delivery by the
            Seller  of  this  Agreement  or  any  other  Basic  Document,  the performance  by the  Seller of the  transactions  contemplated  by this Agreement or any other Basic Document and the  fulfillment by the Seller of the terms hereof or thereof,  have been  obtained or have been  completed  and are in full force and effect (other than approvals,  authorizations,  consents,  orders  or  other  actions which if not  obtained  or  completed  or in full force and effect would not have a  material  adverse  effect on the  Seller or upon the  collectability  of any  Receivable or upon the ability of the
            Seller to perform its obligations under this Agreement).

(b)               The  Seller   makes  the   following   representations   and
      warranties  as to the  Receivables  on which  the  Purchaser  relied  in accepting  the  Receivables.  The parties  hereto  acknowledge  that the representations  and  warranties  below  require  the  Seller to monitor conditions  that it may not have the  ability to  monitor.  Accordingly, wherever the Seller makes, or is deemed to make, a  representation  that it cannot  monitor,  such  representation  shall be made as if  prefaced with the  phrase  "to the  best of the  Seller's  knowledge";  provided, however,  that the  determination  as to whether a Repurchase  Event has occurred  pursuant  to  Section 6.02  of this  Agreement  shall  be made without  reliance on whether the Seller  actually  had  knowledge of the accuracy  of  any  of  its  representations.  Such  representations  and warranties  speak as of the execution and delivery of this Agreement but shall survive the sale,  transfer and  assignment of the  Receivables to the  Purchaser  and the  subsequent  assignments  and  transfers  of the
      Receivables  pursuant  to the  Sale  and  Servicing  Agreement  and  the
      Indenture:

(i)         Characteristics  of  Receivables.  Each Receivable (A) was originated in the United States of America by the Seller in the ordinary  course of business or was  originated by a Dealer in the ordinary  course of business,  in each case in connection with the retail sale by a
            Dealer  of  Financed  Equipment  in the  ordinary  course  of such
            Dealer's business,  was fully and properly executed by the parties thereto,  and if originated  by such Dealer,  was purchased by the
            Seller from such  Dealer and was  validly  assigned by such Dealer to the  Seller in  accordance  with its terms,  (B) has  created a valid,  subsisting  and  enforceable  (subject to  paragraph  (iv)
            below) first priority  security interest in favor of the Seller in the Financed  Equipment,  and if applicable,  a valid,  subsisting
            and  enforceable   (subject  to  paragraph  (iv)  below)  security
            interest  in  favor  of the  Seller  in  the  Cross-Collateralized
            Equipment,  which security  interests are assignable by the Seller to the  Purchaser,  by the  Purchaser  to  the  Issuer  and by the
            Issuer  to the  Indenture  Trustee,  (C)  contains  customary  and enforceable  (subject to  paragraph  (iv) below)  provisions  such that the rights and  remedies of the holder  thereof are  adequate for  realization  against the  collateral  of the  benefits of the
            security,   and  (D)  provides  for  fixed  payments   (except  as
            described  below)  on  a  periodic  basis,  yields  interest  at a fixed-rate (in the case of  Receivables  related to an Installment
            Sales  Contract) and is prepayable  without  premium or penalty at any time.  The  fixed  payments  provided  for are  sufficient  to amortize the Amount  Financed of such  Receivable  by maturity and yield interest at the APR.

(ii)        Schedule of  Receivables.  The  information set forth in the Schedule of
            Receivables  to this Agreement is true and correct in all material respects as of the opening of business on the Cut-off  Date and no selection  procedures believed to be adverse to the Noteholders or
            the    Certificateholder    were   utilized   in   selecting   the
            Receivables.  The computer  tape  regarding the  Receivables  made available to the  Purchaser and its assigns is true and correct in all respects.

(iii)       Compliance  with  Law.  Each  Receivable  and the  sale or  lease of the
            Financed  Equipment  complied  at the  time it was  originated  or made,  and at the  execution  of this  Agreement  complies  in all material  respects,  with all requirements of applicable  federal, state and local laws and regulations  thereunder,  including usury
            laws,   the  Federal   Truth-in-Lending   Act,  the  Equal  Credit
            Opportunity  Act,  the Fair Credit  Reporting  Act,  the Fair Debt
            Collection  Practices Act, the Federal Trade  Commission  Act, the
            Magnuson-Moss   Warranty   Act,   the  Federal   Reserve   Board's
            Regulations  B and S,  and  other  equal  credit  opportunity  and disclosure laws.

(iv)        Binding  Obligations.  Each  Receivable  represents the genuine,  legal, valid and binding  payment  obligation  in writing of the Obligor, enforceable  by the holder  thereof  (which as of the Closing Date
            is  the  Seller)  in  accordance   with  its  terms,   subject  to
            bankruptcy,  insolvency and other laws relating to the enforcement of  creditors'  rights  generally  and to  general  principles  of equity  (regardless of whether  enforceability  is considered in a proceeding  in  equity  or at law).  Such  enforceability  has not been and is not  adversely  affected  by whether or not the Seller was or is  qualified  to do  business  in the  state in which  the
            Obligor was or is located.

(v)         Security  Interest  in  Financed  Equipment.  Immediately  prior  to the sale,  assignment and transfer  thereof,  each Receivable shall be secured by a validly  perfected first priority  security  interest in the  Financed  Equipment  in favor  of the  Seller  as  secured party.  As  of  the  Cut-off  Date,  such  Financed  Equipment  is located in the United States.

(vi)        Receivables  in Force.  No Receivable has been  satisfied,  subordinated or rescinded,  nor has any Financed  Equipment  been released from the lien  granted by the related  Receivable  in whole or in part.
            No  Receivable is  rescindable  on the basis of whether or not the
            Seller was or is  qualified  to do  business in the state in which the Obligor was or is located.

(vii)       Prospectus  Information.   As  of  the  Cut-off  Date,  each  Receivable
            conforms and all  Receivables  in the  aggregate  conform,  in all
            material   respects,   to  the   description   set  forth  in  the
            Prospectus, including all statistical data or otherwise.

(viii)      No  Amendments.  No  Receivable  has been  amended  such  that the amount of the Obligor's  Scheduled  Payments has been increased or decreased,  except for increases or decreases  resulting  from the
            inclusion  of  any  premium  for  forced-placed   physical  damage
            insurance covering the Financed Equipment.

(ix)        No Defenses.  No right of rescission,  setoff,  counterclaim  or defense has been asserted or threatened with respect to any Receivable.

(x)         No  Liens.  No liens or  claims  have  been  filed  for  work,  labor or materials  relating to any Financed Equipment that are liens prior to, or equal or  coordinate  with,  the  security  interest in the
            Financed Equipment granted by the Receivable.

(xi)        No  Default.  No  Receivable  has a payment  that is more  than  31 days overdue as of the Cut-off  Date and,  except as  permitted in this paragraph,  no  default,  breach,  violation  or event  permitting acceleration  under the terms of any  Receivable  has occurred and is continuing;  and (except for payment defaults  continuing for a period  of not more  than 31 days) no  continuing  condition  that with  notice  or the lapse of time  would  constitute  a  default, breach,  violation  or event  permitting  acceleration  under  the terms of any Receivable has arisen;  and the Seller has not waived and shall not waive any of the foregoing.

(xii)       Insurance.  The Seller,  in accordance  with its  customary  procedures, has  determined  that each  Obligor has obtained  physical  damage insurance covering the Financed Equipment,  and under the terms of
            the   Receivable   such  Obligor  is  required  to  maintain  such
            insurance.

(xiii)      Title.  It is the  intention  of the Seller that the  transfer and
            assignment   herein   contemplated   constitute   a  sale  of  the
            Receivables  from  the  Seller  to the  Purchaser,  and  that  the beneficial  interest in and title to the  Receivables  not be part of the debtor's  estate in the event of the filing of a bankruptcy petition by or against  the Seller  under any  bankruptcy  law. No
            Receivable has been sold, transferred,  assigned or pledged by the
            Seller to any Person other than the Purchaser.  Immediately  prior to the transfer and  assignment  herein  contemplated,  the Seller has good and marketable title to each  Receivable,  free and clear of all  Liens,  encumbrances,  security  interests  and  rights of others and,  immediately upon the transfer thereof,  the Purchaser shall have good and marketable title to each Receivable,  free and
            clear  of  all  Liens,   tax,   governmental   or  similar  liens,
            encumbrances,  security  interests  and rights of others;  and the transfer of the  Receivables  to the Purchaser has been  perfected under the UCC.

(xiv)       Lawful  Assignment.  No Receivable has been originated in, or is subject to the laws of, any  jurisdiction  under which the sale,  transfer and  assignment of such  Receivable or any  Receivable  under this
            Agreement,  the Sale and  Servicing  Agreement or the Indenture is
            unlawful, void or voidable.

(xv)        All Actions Taken.  All actions  necessary to give the Purchaser a first priority perfected ownership interest in the Receivables  pursuant to the applicable UCC have been taken.

(xvi)       Leases.  Each Lease,  relating to any Receivable  (A) creates a security interest  rather than a lease for purposes of Section 1-201 of the
            UCC,  (B) is not a "consumer  lease" within the meaning of Article
            2A of the UCC in any  jurisdiction  where said Article 2A has been adopted  and  governs the  construction  thereof,  (C) to the best knowledge of Seller,  the related Obligor has accepted the related
            Financed  Equipment  leased to it and has not  notified  Seller of
            any  defects  therein,   (D) is  by  its  terms  an  absolute  and
            unconditional  obligation of the related  Obligor,  non-cancelable and except in certain  instances  involving  loss or damage to the
            related   Financed   Equipment,   non-prepayable   prior   to  the
            expiration  of the  initial  term of  such  Lease  of the  related
            Obligor,  (E) requires the related Obligor to maintain the related
            Financed  Equipment  for  its own  account,  (F) the  rights  with respect to such  Lease are  assignable  by the  Seller  thereunder without  the  consent of any  Person,  (G) is net to the Seller of
            any   maintenance,   taxes,   insurance  or  other   expenses  and
            (H) contains  provisions  requiring the related  Obligor to assume all risk of loss or malfunction of the related Financed Equipment.

(xvii)      Maturity of  Receivables.  Each  Receivable has a final  scheduled payment  date due not later than the  payment  date  occurring  in
            April  2009  as of the  Cut-off  Date  and  the  weighted  average remaining  term of the  Receivables is 41 months as of the Cut-off
            Date.

(xviii)     Location of Receivable  Files.  The  Receivable  Files are kept at the  location  listed  in  Schedule  B to the Sale  and  Servicing
            Agreement.

(xix)       Outstanding  Contract  Balance.   Each  Receivable  has  an  outstanding
            Contract Balance of at least $5,002 as of the Cut-off Date.

(xx)        No  Bankruptcies.  No Obligor on any  Receivable  as of the Cut-off Date
            was  noted in the  related  Receivable  File as  having  filed for bankruptcy or as being subject to a bankruptcy  proceeding  and to
            the  Seller's   knowledge  no  such   proceeding   is  pending  or
            threatened against any Obligor.

(xxi)       No Repossessions.  No Financed  Equipment  securing any Receivable is in repossession status.

(xxii)      Chattel  Paper.  Each  Receivable  constitutes  "tangible  chattel paper"  within  the  meaning  of the UCC of the States of New York and Nevada.

(xxiii)     Obligors.  None of the  Receivables  is due from any Person  which does not have a mailing  address in the United  States of America.
            No  Receivable  is due from the  United  States of  America or any
            State  or  from  any  agency,   department,   instrumentality   or
            political  subdivision  of the  United  States of  America  or any
            State.

(xxiv)      One  Original.  There is only one  Original  Contract  related  to each Receivable.  With respect to each Receivable,  the Seller has a perfected,  first  priority  ownership  or security  interest in such  Receivable,  free  and  clear  of all  Liens,  encumbrances, security interests or rights of others.

(xxv)       Payment  Frequency.  As of the Cut-off Date and as shown on the books of the  Seller,  Receivables  having an  aggregate  Contract  Balance equal to approximately  86.0% of the aggregate Contract Balance of all  Receivables  had monthly  scheduled  payments;  and as of the
            Cut-off Date and as shown on the books of the Seller,  Receivables having an aggregate Contract Balance equal to approximately  14.0%
            of  the  aggregate   Contract   Balance  of  all  Receivables  had
            scheduled  payments  which have monthly  scheduled  payments other than  certain  months  specified  therein  for  which  payment  is skipped.

(xxvi)      Interest  Accrual.  Each  Receivable  related  to  an  Installment
            Sales Contract is, as of the Closing Date, accruing interest.

(xxvii)     Notification   of   Obligors.   With   respect   to  each   Dealer
            Receivable,  the related Obligor has been notified with respect to the assignment of the related Contract to the Seller.

                                  ARTICLE IV

                                  CONDITIONS

SECTION 4.01.     Conditions  to  the   Obligation  of  the   Purchaser.   The
obligation  of the  Purchaser  to purchase the  Receivables  is subject to the satisfaction of the following conditions:

(a)               Representations  and Warranties  True.  The  representations and warranties of the Seller  hereunder shall be true and correct on the
      Closing Date with the same effect as if then made,  and the Seller shall have  performed  all  obligations  to be performed by it hereunder on or prior to the Closing Date.

(b)               Computer  Files  Marked.   The  Seller  shall,  at  its  own
      expense on or prior to the Closing  Date,  (i)  indicate in its computer files that  receivables  created in connection with the Receivables have been sold to the  Purchaser  pursuant to this  Agreement and sold by the
      Purchaser to the Trust pursuant to the Sale and Servicing  Agreement and
      (ii) deliver  to the Purchaser the Schedule of Receivables  certified by the Chairman, the President, a Vice President,  Secretary, the Treasurer
      or an  Assistant  Treasurer  of  the  Seller  to be  true,  correct  and complete.

(c)               Documents to be Delivered by Seller at Closing.

(i)   Assignment.  On the Closing  Date,  the Seller will  execute and deliver the  Assignment.  The  Assignment  shall be  substantially  in the form of Exhibit A hereto.

(ii)  Evidence  of UCC  Filings  for  Sale to  Purchaser.  On or  prior to the
            Closing Date, the Seller shall deliver to the  Purchaser,  for its inspection  and review,  completed  UCC requests for  information, dated  on or  before  the  Closing  Date,  listing  all  effective financing  statements  filed with the Delaware  Secretary of State listing the Seller as debtor.

(iii) [Intentionally Omitted]

(iv)  Other  Documents.  Such other  documents as the Purchaser may reasonably request.

(d)               Other  Transactions.  The  transactions  contemplated by the
      Sale and Servicing  Agreement and the Indenture to be consummated on the
      Closing Date shall be consummated on such date.

SECTION 4.02.     Conditions to Obligation  of Seller.  The  obligation of the
Seller  to  sell  the   Receivables   to  the  Purchaser  is  subject  to  the
satisfaction of the following conditions:

(a)               Representations  and Warranties  True.  The  representations and warranties of the Purchaser  hereunder  shall be true and correct on the  Closing  Date  with  the  same  effect  as if  then  made,  and the
      Purchaser  shall have  performed all  obligations  to be performed by it hereunder on or prior to the Closing Date.

(b)               Receivables   Purchase  Price.  On  the  Closing  Date,  the
      Purchaser  shall  have  delivered  to  the  Seller  the  purchase  price specified in Section 2.01.

SECTION 4.03.     Junior  Liens on  Financed  Equipment  and Other  Equipment.
(a) To the  extent  that  any  item of  Financed  Equipment  is  subject  to a security  interest in favor of the Seller (an "Other  Security  Interest")  to secure an obligation  of the related  Obligor that is not part of a Receivable that has been  transferred  to the  Purchaser  pursuant  to  Section  2.01 (an
"Other  Obligation"),  then the Seller agrees that,  notwithstanding any other provision of any  document,  instrument,  or agreement  to the  contrary,  and until (i) the related  Receivable  has been paid in full or (ii) the  security interest in such item of Financed  Equipment that secures the Receivable  (the
"Receivable  Security  Interest")  has been  discharged  or released,  (A) the
Receivable  Security  Interest in the  Financed  Equipment  shall be prior and senior to the Other  Security  Interest  in the  Financed  Equipment,  and the
Other Security  Interest in the Financed  Equipment  shall be subordinate  and junior to the Receivable Security Interest in the Financed Equipment,  (B) the
Seller shall not transfer the Other  Obligation  to an Affiliate of the Seller
or a trust (other than the Trust)  established  by the Purchaser or any of its
Affiliates  unless the  documentation  for such transaction  provides that the
Receivable  Security  Interest in the  Financed  Equipment  shall be prior and senior to the Other  Security  Interest  in the  Financed  Equipment,  and the
Other Security  Interest in the Financed  Equipment  shall be subordinate  and junior to the Receivable Security Interest in the Financed Equipment,  and (C)
the Seller shall not transfer  the Other  Obligation  (other than as described in clause (B)) unless the  transferee  agrees in writing  that the  Receivable
Security  Interest in the Financed  Equipment shall be prior and senior to the
Other  Security  Interest in the Financed  Equipment,  and the Other  Security
Interest in the  Financed  Equipment  shall be  subordinate  and junior to the
Receivable Security Interest in the Financed Equipment.

(b)               To the extent that any  Receivable  is secured by a security interest in any equipment other than the Financed  Equipment (the "Other
      Equipment") and such Other  Equipment is subject to a security  interest
      (the  "Affiliate  Trust Security  Interest") in favor of the Seller that has been  assigned  by the  Seller  to a trust  (other  than the  Trust)
      established by the Purchaser or any of its  Affiliates,  then the Seller and the Purchaser agree that that the Affiliate Trust Security  Interest in the  Other  Equipment  shall  be prior  and  senior  to the  security interest in the Other  Equipment  that secures the  Receivable,  and the security  interest in the Other  Equipment  that secures the  Receivable shall  be  subordinate  and  junior  to  the  Affiliate  Trust  Security
      Interest in the Other Equipment.

                                  ARTICLE V

                  COVENANTS OF THE SELLER AND THE PURCHASER

      The  Seller  and  the  Purchaser  agree  with  each  other  as  follows;
provided,  however,  that to the extent  that any  provision  of this  Article conflicts  with any  provision of the Sale and Servicing  Agreement,  the Sale and Servicing Agreement shall govern:

SECTION 5.01.     Protection  of  Right,  Title  and  Interest.  (a) Further
Assurances.  The Seller  shall take all  actions to  preserve  and protect the right,  title and interest of the Purchaser in and to the  Receivables and the other  property  included  in the Owner  Trust  Estate.  The  Purchaser  shall cooperate  fully with the Seller in connection  with the obligations set forth above and will execute any and all  documents  reasonably  required to fulfill the purpose of this paragraph.

(b)               Name  Change.  Within  15 days  after the  Seller  makes any change in its name or type or jurisdiction of  organization,  the Seller shall give the Purchaser notice of any such change.

(c)               UCC  Financing   Statements.   The  Seller  shall  file  and
      maintain all  appropriate  financing  statements  (in the proper  filing office,  in the  appropriate  jurisdiction),  necessary to perfect,  and maintain the perfection of, the ownership  interest or security interest of the Purchaser in the Receivables.

SECTION 5.02.     Other  Liens  or  Interests.   Except  for  the  conveyances
hereunder and pursuant to the Sale and Servicing Agreement,  the Indenture and
the other  Basic  Documents,  the  Seller  shall not sell,  pledge,  assign or transfer to any Person,  or grant,  create,  incur,  assume or suffer to exist any Lien on, any  interest  in, to and under the  Receivables,  and the Seller shall defend the right,  title and interest of the  Purchaser in, to and under the Receivables  against all claims of third parties claiming through or under the Seller or any Dealer;  provided,  however,  that the Seller's  obligations under this Section shall  terminate one year and one day after the termination of the Trust pursuant to the Trust Agreement.

SECTION 5.03.     Chief   Executive   Office.   During   the   term   of   the
Receivables,  the Seller will  maintain its chief  executive  office in one of the United States.

SECTION 5.04.     Corporate   Existence.   (a) During   the   term   of   this
Agreement,  the  Purchaser  will keep in full force and effect its  existence, rights  and  franchises  as a  corporation  under the laws of Nevada  and will obtain and preserve its  qualification to do business in each  jurisdiction in which such  qualification is or shall be necessary to protect the validity and
enforceability  of  this  Agreement,   the  Basic  Documents  and  each  other
instrument or agreement necessary or appropriate to the proper  administration of this  Agreement and the Sale and Servicing  Agreement and the  transactions contemplated hereby.

(b)               The  Seller  will not take  any  action  or fail to take any action if such act or omission  would cause the Purchaser not to observe the  covenants  set forth in  Section 5.04(c)  of this  Agreement  or to violate the provisions of the Purchaser's certificate of incorporation.

(c)               The Purchaser and the Seller agree that  Purchaser's and the
      Seller's   businesses  shall  be  conducted  as  follows,   and  neither
      Purchaser  nor the  Seller  shall  take any  action  or fail to take any action if such act or  omission  would cause such  businesses  not to be conducted as follows:
(i)   The Purchaser  will maintain both an office at which its business is and will be conducted and a telephone  number separate from the Seller or any of the Seller's Affiliates.

(ii)  At  least  two of the  Purchaser's  directors  are not and  will  not be directors,  officers  or  employees  of the  Seller  or any of the
            Seller's  Affiliates.  No employee of the  Purchaser  shall engage in any servicing  functions with respect to the  Receivables  and, with  respect to the  Purchaser,  shall only  engage in  corporate governance  and  clerical  functions.  So  long  as the  Purchaser maintains an employee at its office,  the  Purchaser  shall at all times maintain comprehensive  liability and workmen's compensation insurance  (as is  customary  for  commercial  enterprises)  in an amount,  when taking into account any available  umbrella  policy, at least equal to $5,000,000.

(iii) The  Purchaser  will maintain  corporate  records and books and accounts separate  from  those  of  the  Seller  or  any  of  the  Seller's
            Affiliates.

(iv)  Except as expressly  permitted by the Sale and Servicing  Agreement with respect to  collections on the  Receivables  prior to the transfer of such  collections to the Collection  Account,  the  Purchaser's funds  will not be  commingled  with those of the Seller or any of the Seller's  Affiliates,  and the Purchaser  shall  maintain bank accounts  separate from those of the Seller or any of the Seller's
            Affiliates.

(v)   The Seller shall maintain records  permitting a determination on a daily basis of the amount  and  location  of any of its funds  which are commingled as permitted under clause (iv) above.

(vi)  The Board of Directors of the Purchaser will take appropriate  corporate action (including  without  limitation  holding meetings or acting
            by  unanimous   consent)  to  authorize  all  of  the  Purchaser's
            corporate  actions,   and  minutes  shall  be  maintained  by  the
            Purchaser  separate  and apart  from those of the Seller or any of the Seller's Affiliates.

(vii) The Purchaser shall at all times be adequately  capitalized to engage in the transactions  contemplated at its formation.  Without limiting the foregoing,  the Purchaser shall at all times maintain  capital sufficient  to pay  its  rent,  salary  of any  employee,  and any required  insurance from the Closing Date until the termination of the  Trust in  accordance  with the terms  and  conditions  of the
            Trust Agreement.

(viii)      The  Purchaser  shall not incur or  guarantee  any debt other than under the Sale and  Servicing  Agreement,  nor shall the Purchaser make any loans,  pledge  its  assets for the  benefit of any other entity or hold out its credit as being  available  to satisfy  the obligations of others,  other than as permitted by the Purchaser's
            Certificate of Incorporation.

(ix)  The  Purchaser  shall not engage in any  transaction  with the Seller or any of the Seller's  Affiliates on terms more  favorable than in a similar transaction involving a third party.

(x)   The Purchaser shall at all times use its own stationery.

(xi)  The Purchaser shall always be described as a separate  corporation,  and never as a department,  division or otherwise of the Seller or any of the Seller's Affiliates.

(xii) The  Purchaser  shall act solely in its own  corporate  name and through its own  authorized  officers  and agents.  Neither the  Purchaser nor any of Purchaser's  Affiliates shall be appointed agent of the
            Seller,   except  as  expressly  provided  for  by  the  Sale  and
            Servicing Agreement and the Administration Agreement.

(xiii)      The data and  records  (including  computer  records)  used by the
            Purchaser or the Seller in the  collection and  administration  of the Receivables shall reflect the Purchaser's  ownership  interest therein.

(xiv) Other than organizational  expenses,  the Purchaser shall be responsible for the  payment of all  expenses  including  the  salaries of its employees,  indebtedness  and other  obligations  incurred  by it, including  a fair and  reasonable  allocation  for  shared  office space.

(xv)  The  Purchaser  shall at all times hold  itself out to the public  under the  Purchaser's  own name as a legal entity separate and distinct from the  Seller  and any of the  Seller's  Affiliates  and  shall
            correct  any  known   misunderstanding   regarding   its  separate
            identity.

(xvi) None of the  Purchaser's  funds nor any of the funds  held by the Seller on behalf of the  Purchaser or the holders of the  Certificate  or the Notes shall be invested in securities  issued by the Seller or any of the Seller's Affiliates.

                  The  Purchaser  shall at all  times  maintain  a  sufficient
            number  of  employees  in  light  of  its  contemplated   business
            operations.

                  At any time the Notes are outstanding,  the Seller shall not
            (A)  dissolve  or  liquidate,  (B) merge or  consolidate  with any other entity, (C) sell its assets  substantially in their entirety to any other  entity or (D) amend its  articles of  incorporation, in each case unless the Rating Agency Condition is satisfied.

(d)               The  Purchaser and the Seller will each furnish to the other on or before  April 30 of each year  (commencing  April 30, 2005) for so long  as any  Certificate  or  Note  remains  outstanding  an  Officer's
      Certificate  to  the  effect  that  all of its  obligations  under  this
      Section 5.04 have been fulfilled  throughout the preceding calendar year
      (or the  period  from the  Closing  Date until  December  31,  2004,  as applicable),  or, if there has been any  default in the  fulfillment  of any such  obligations,  specifying each such default known to the signer thereof and the nature and status thereof.

(e)               The Seller will not  transfer or assign any  interest in the
      Purchaser  except  pursuant to an instrument  under which the transferee or assignee of such interest  expressly  assumes the  performance of all covenants  of  the  Seller  to  be  performed  or  observed  under  this
      Section 5.04.

(f)               The annual  audited  financial  statements  of the Purchaser and the Seller will  reflect  the  results of the  issuance of the Notes and  Certificates  in  accordance  with  generally  accepted  accounting principles  and also  disclose  that the  assets of the  Seller  are not available to pay  creditors of the  Purchaser or any other  Affiliate of the Seller.

SECTION 5.05.     Indemnification.   (a) The   Seller  shall   indemnify   the
Purchaser  for any  liability as a result of the failure of a Receivable to be originated in compliance  with all  requirements  of law and for any breach of any of its  representations  and warranties  contained herein,  other than the representations  and warranties made pursuant to Section 3.02(b) for which the sole remedy shall be provided by Section 6.02 hereof; provided,  however, that the Seller shall  indemnify the  Purchaser  for any  liability  arising from a breach of  Section 3.02(b)(ii),  (iii) and (xxv). These indemnity  obligations shall be in addition to any obligation that the Seller may otherwise have.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS

SECTION 6.01.     Obligations of Seller.  The  obligations of the Seller under this Agreement shall not be affected by reason of any  invalidity,  illegality or irregularity of any Receivable.

SECTION 6.02.     Repurchase  Events.  (a) The  Seller  hereby  covenants  and agrees with the  Purchaser  for the benefit of the  Purchaser,  the  Indenture
Trustee,  the Noteholders,  the Owner Trustee and the  Certificateholder  that the  occurrence  of a  breach  of  any  of the  Seller's  representations  and warranties  contained in  Section 3.02(b)  (other than the  representation and warranty contained in  Section 3.02(b)(xxv))  in respect of a Receivable shall constitute  an event  obligating  the  Seller to  repurchase  such  Receivable
(each,  a "Repurchase  Event"),  at the Purchase  Amount from the Purchaser or from the Trust.

(b)               These repurchase  obligations of the Seller shall constitute
      the  sole  remedies  to  the  Purchaser,   the  Indenture  Trustee,  the
      Noteholders,  the Owner  Trustee or the  Certificateholder  against  the
      Seller with respect to any Repurchase Event.

(c)               The terms  and  conditions  of the  Purchaser's  rights  and obligations  to  enforce  its  right  of  repurchase  pursuant  to  this
      Section 6.02   shall  be  governed  by  Section 3.02  of  the  Sale  and
      Servicing Agreement.

SECTION 6.03.     Purchaser  Assignment  of  Repurchased   Receivables.   With
respect  to  all  Receivables  repurchased  by the  Seller  pursuant  to  this
Agreement,  the Purchaser shall assign,  without  recourse,  representation or warranty,  to the Seller all the Purchaser's  right, title and interest in and to such Receivables, and all security and documents relating thereto.

SECTION 6.04.     Trust.  The  Seller  acknowledges  and  agrees  that (a) the
Purchaser  will,  pursuant  to the  Sale  and  Servicing  Agreement,  sell the
Receivables  to the Trust and assign its rights  under this  Agreement  to the
Trust, (b) the Trust will, pursuant to the Indenture,  assign such Receivables and such  rights to the  Indenture  Trustee  and (c) the  representations  and warranties  contained in this Agreement and the rights of the Purchaser  under this  Agreement,  including  under  Section 6.02,  are intended to benefit the
Trust,  the  Certificateholder  and  the  Noteholders  (and  may  be  enforced directly  by the  Indenture  Trustee on behalf of the  Noteholders  and by the
Owner  Trustee  on behalf of the Trust or the  Certificateholder).  The Seller hereby consents to all such sales and assignments.

SECTION 6.05.     Amendment.  This  Agreement  may be  amended  from  time  to time,  with  prior  written  notice  to  the  Rating  Agencies,  by a  written amendment  duly  executed  and  delivered  by the  Seller  and the  Purchaser, without  the  consent of the  Noteholders  or the  Certificateholder,  for the
purpose of adding any  provisions to or changing in any manner or  eliminating any of the  provisions  of this  Agreement  or of  modifying in any manner the rights of the Noteholders or  Certificateholder;  provided that such amendment will not, in the  Opinion of  Counsel,  materially  and  adversely  affect the interest  of any  Noteholder  or the  Certificateholder  or  the  federal  tax characterization  of the  Notes.  This  Agreement  may also be  amended by the
Seller and the Purchaser,  with prior written  notice to the Rating  Agencies, with the consent of the  Noteholders  evidencing a majority in the Outstanding
Amount of the Notes and the  Certificateholder  for the  purpose of adding any provisions to or changing in any manner or  eliminating  any of the provisions of this  Agreement or of modifying in any manner the rights of  Noteholders or
the  Certificateholder;   provided,   however,  that  no  such  amendment  may
(i) increase  or reduce in any manner the  amount of, or  accelerate  or delay the timing of, any payment by Seller  hereunder or  collections of payments on
Receivables or  distributions  that are required to be made for the benefit of
Noteholders or the  Certificateholder  or (ii) reduce the aforesaid percentage of the Notes and the  Certificate  which are  required  to consent to any such amendment,  without the consent of the  holders of all the  outstanding  Notes and the holder of the Certificate.

SECTION 6.06.     Waivers.  No failure  or delay on the part of the  Purchaser in  exercising  any  power,  right  or  remedy  under  this  Agreement  or the
Assignment shall operate as a waiver thereof,  nor shall any single or partial exercise of any such power,  right or remedy preclude and any other or further exercise thereof or the exercise of any other power, right or remedy.

SECTION 6.07.     Notices.  All  demands,  notices  and  communications  under this  Agreement  shall  be in  writing,  personally  delivered  or  mailed  by certified  mail,  return receipt  requested,  and shall be deemed to have been duly  given  upon  receipt  (a) in the  case  of the  Seller,  to  Caterpillar
Financial  Services  Corporation,   2120  West  End  Avenue,   Nashville,   TN
37203-0001,  (615) 341-1000; (b) in the case of the Purchaser,  to Caterpillar
Financial Funding  Corporation,  4040 S. Eastern Avenue, Suite 344, Las Vegas,
Nevada 89119 (702) 735-2514;  (c) in the case of Moody's, to Moody's Investors
Service,  Inc., ABS  Monitoring  Department,  99 Church Street,  New York, New
York  10007;  and (d) in the case of  Standard & Poor's,  to Standard & Poor's
Ratings  Services,  55 Water  Street,  40th Floor,  New York,  New York 10004,
Attention  of  Asset  Backed  Surveillance  Department;  or as to  each of the foregoing,  at such other address as shall be designated by written  notice to the other parties.

SECTION 6.08.     Costs  and  Expenses.  The  Seller  will  pay  all  expenses incident to the performance of its obligations  under this Agreement,  and the
Seller agrees to pay all  reasonable  out-of-pocket  costs and expenses of the
Purchaser,  excluding  fees and expenses of counsel,  in  connection  with the perfection  as against  third  parties  of the  Purchaser's  right,  title and interest in and to the  Receivables  and the  enforcement of any obligation of the Seller hereunder.

SECTION 6.09.     Representations  of Seller  and  Purchaser.  The  respective agreements,  representations,  warranties  and other  statements by the Seller and the  Purchaser  set  forth in or made  pursuant  to this  Agreement  shall
remain  in  full  force  and  effect  and  will  survive  the  closing   under
Section 2.02.

SECTION 6.10.     Confidential  Information.  The  Purchaser  agrees  that  it will  neither use nor  disclose to any Person the names and  addresses  of the
Obligors,  except in connection with the enforcement of the Purchaser's rights hereunder,  under the Receivables,  under the Sale and Servicing  Agreement or the  Indenture  or any  other  Basic  Document  or as  required  by any of the foregoing or by law.

SECTION 6.11.     Headings  and  Cross-References.  The  various  headings  in this  Agreement  are  included for  convenience  only and shall not affect the meaning or  interpretation  of any provision of this Agreement.  References in this  Agreement  to Section  names or  numbers  are to such  Sections  of this
Agreement.

SECTION 6.12.     Governing Law. THIS AGREEMENT AND THE  ASSIGNMENTS  SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.13.     Counterparts.  This  Agreement  may  be  executed  in two or more counterparts and by different parties on separate  counterparts,  each of which shall be an original,  but all of which  together  shall  constitute one and the same instrument.

                           [Signature Page Follows]

      IN WITNESS WHEREOF,  the parties hereto have caused this Agreement to be executed by their respective  officers duly authorized as of the date and year first above written.

                                       CATERPILLAR FINANCIAL FUNDING
                                       CORPORATION, as Purchaser

                                       By:
                                            Name:
                                            Title:

                                       CATERPILLAR FINANCIAL SERVICES
                                       CORPORATION, as Seller

                                       By:
                                            Name:
                                            Title:

                                  SCHEDULE A

                           SCHEDULE OF RECEIVABLES

                               [see attachment]

                                 Schedule A-1

                                  EXHIBIT A

                                  ASSIGNMENT

            For value received, in accordance with the Purchase Agreement
(the "Purchase Agreement") dated as of May 1, 2004, between the undersigned and Caterpillar Financial Funding Corporation (the "Purchaser"), the
undersigned does hereby sell, assign, transfer and otherwise convey unto the
Purchaser, without recourse, (i) all right, title and interest of the undersigned in and to the Receivables, and all moneys (including accrued interest) due thereunder on and after the Cut-off Date; (ii) the interests of the undersigned in the security interests in the Transaction Equipment granted by the Obligors pursuant to the Receivables and any other interest of the undersigned in such Transaction Equipment, including Liquidation
Proceeds; (iii) the interest and rights of the undersigned in any proceeds with respect to the Receivables from claims on any physical damage, credit life, liability or disability insurance policies relating to the Financed
Equipment or Obligors, as the case may be; (iv) the interest of the undersigned in any proceeds from recourse to or other payment by Dealers on
Receivables; and (v) the proceeds of any and all of the foregoing.

            This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the
Purchase Agreement and is to be governed by the Purchase Agreement.

            Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

            IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of May 25, 2004.

                                    CATERPILLAR FINANCIAL SERVICES
                                    CORPORATION

                                    By:
                                          Name:
                                          Title:

                                  Exhibit A-1

                                                                EXECUTION COPY

                              PURCHASE AGREEMENT

                                   between

                  CATERPILLAR FINANCIAL SERVICES CORPORATION

                                    Seller

                                     and

                  CATERPILLAR FINANCIAL FUNDING CORPORATION

                                  Purchaser

                           Dated as of May 1, 2004

                              TABLE OF CONTENTS

      SECTION 2.05.  Acceptance by Purchaser of the Receivables;